Exhibit 23.1

Consent of Independent Auditor

We consent to the incorporation by reference in the following Registration Statements:

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Registration statement on Form S-8 (No. 333-117860) pertaining to the salesforce.com, inc. 1999 Stock Option Plan , 2004 Equity Incentive Plan, 2004 Outside Directors Stock Plan and 2004 Employee Stock Purchase Plan,

¡	Registration statement on Form S-8 (No. 333-123656) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

¡	Registration statement on Form S-8 (No. 333-134467) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2006 Inducement Equity Incentive Plan,

¡	Registration statement on Form S-8 (No. 333-143161) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

¡	Registration statement on Form S-8 (No. 333-151180) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

¡	Registration statement on Form S-8 (No. 333-159554) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2006 Inducement Equity Incentive Plan,

¡	Registration statement on Form S-8 (No. 333-167190) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

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Registration statement on Form S-8 (No. 333-174209) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan, 2006 Inducement Equity Incentive Plan and Radian6 Technologies Inc. Third Amended and Restated Stock Option Plan,

¡	Registration statement on Form S-3 (No. 333-174541) and related prospectus for the registration of 436,167 shares of common stock,

¡	Registration statement on Form S-8 (No. 333-177018) pertaining to the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Assistly, Inc. 2009 Stock Plan,

¡	Registration statement on Form S-8 (No. 333-178606) pertaining to the Model Metrics, Inc. 2008 Stock Plan,

¡	Registration statement on Form S-8 (No. 333-179317) pertaining to the 2Catalyze, Inc. Second Amended 2008 Stock Option Plan,

¡	Registration statement on Form S-8 (No. 333-181698) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan,

¡	Registration statement on Form S-3 (No 333-183581) and related prospectus for the registration of 1,680,195 shares of common stock,

¡	Registration statement on Form S-8 (No. 333-183580) pertaining to the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Buddy Media, Inc. 2007 Equity Incentive Plan, and

¡	Registration statement on Form S-8 (No. 333-183885) pertaining to the Goinstant, Inc. Stock Option Plan;

of our report dated August 7, 2012, with respect to the consolidated financial statements of Buddy Media Inc., included in this Current Report (Form 8-K/A) of salesforce.com, inc.

/s/ Ernst & Young LLP

New York, New York

October 23, 2012